UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              --------------------



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934






          Date of Report (Date of earliest event reported) 23 July 1998
                                                          ---------------



                        Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


             Delaware                 1-4534                23-1274455
   ----------------------------  ----------------      -------------------
   (State of other jurisdiction  (Commission file      (IRS Identification
        of incorporation)            number)                number)



   7201 Hamilton Boulevard, Allentown, Pennsylvania         18195-1501
   ------------------------------------------------         ----------
       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    ---------------

     Item 5.  Other Events.
     -------  -------------

    The Registrant reported record income from operations of $123 million, or diluted earnings per share of 56 cents, for the third quarter ended June 30, 1998. This compares to $116 million, or 52 cents per share in the year ago quarter, a per-share increase of 8 percent. These results exclude an after-tax gain of $15 million, or 7 cents per share, from a power contract restructuring related to the American Ref-Fuel divestiture. Sales of $1.2 billion were up
7 percent versus last year.

     In summarizing the quarter's results, Air Products Chairman H. A. Wagner said, "Our third quarter profits remain on-track to deliver solid year-on-year performance in 1998. Gases quarterly results were negatively impacted by customer outages and higher temporary costs for electricity and related product
dislocation.   Our chemicals and equipment businesses continue to deliver excellent results."

     Industrial gas sales for the quarter rose 6 percent, and operating income declined 3 percent, as worldwide volume growth slowed from recent quarters. In North America and Europe, merchant volumes were up modestly and prices declined slightly. Merchant results in the U.S. were also impacted by regional power shortages that affected both energy costs and product availability. In the tonnage business, strong gains were recorded in Europe, but North American volumes were down from prior period.

     Finally, costs associated with integrating new acquisitions and European work process changes also lowered overall results for gases in the quarter.

     The Chemicals segment reported a 10 percent increase in operating income, on a 7 percent sales gain, overcoming the negative impact from the Asian crisis. Volumes were strong across most businesses, led by record sales of amines, emulsions, and specialty additives and margins improved modestly, due to ongoing productivity program benefits.

     The Equipment and Services segment again posted significantly higher profits, benefiting from a favorable product mix and improved cost performance. 1998 will be a record profit year for the segment.

     The Corporate/Other segment reflects the absence of American Ref-Fuel in equity affiliates, worth 3 cents per share, and a modest gain in foreign exchange versus a prior year loss in operating income.

     The Company continued its previously announced share repurchase program, acquiring $85 million of its shares in the quarter. Since the program was initiated in April 1996, a total of 14.5 million shares, on a post-split basis, have been acquired, for a total investment of approximately $520 million. The Company expects to complete this $600 million program by fiscal year-end.

     For the first nine months of fiscal 1998, the Registrant reported income from operations of $361 million, or $1.63 per share, versus $322 million, or $1.43 per share, up 14 percent on a diluted basis. These results include the impact of currency translation effects, which reduced earnings per share growth by 11 cents in the fiscal year to-date, but exclude one-time after-tax gains recorded in fiscal 1998 from the sale of the Company's 50 percent interest in American Ref-Fuel Company, a related power contract restructuring, and a cogeneration project contract settlement. Sales rose 7 percent to $3.7 billion.

     Commenting on year-to-date results, Mr. Wagner said, "Despite signs of slower economic growth in the United States, and the residual impact of difficulties in Asia, we are confident we'll continue to meet our financial objectives into the future. We are expanding our successful work process efforts across the Company, and our level of capital investment has been reduced in response to changing business conditions.
We will continue our drive for consistent, profitable growth and improved returns on capital, by aggressively managing our cost structure and investment program."

NOTE: The forward-looking statements contained in this document are based on current expectations regarding important risk factors. Actual results may differ materially from those expressed. Important risk factors and uncertainties include the impact of worldwide economic growth (including the impact and duration of the General Motors' strike), pricing of both the Company's products and raw materials such as electricity, and other factors resulting from fluctuations in interest rates and foreign currencies, the impact of competitive products and pricing, continued success of work process programs, and the impact of tax and other legislation and other regulations in the jurisdictions in which the Company and its affiliates operate.


Financial tables follow:

                        AIR PRODUCTS AND CHEMICALS, INC.
                 SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                  (Unaudited)


(In millions, except earnings per share)
------------------------------------------------------------------------------
                    Three Months Ended         Nine Months Ended
                          30 June                   30 June
                     1998        1997          1998         1997
------------------------------------------------------------------------------

Sales              $1,225.3      $1,150.3   $3,668.7        $3,424.3

Net Income         $  138.1(d)   $  116.0   $  419.1(c)(d)  $  321.9

Basic Earnings
Per Share (a)(b)   $    .64(d)   $    .53   $   1.94(c)(d)  $   1.46

Diluted Earnings
Per Share (a)(b)   $    .63(d)   $    .52   $   1.89(c)(d)  $   1.43

------------------------------------------------------------------------------

(a)Effective 31 December 1997, the company adopted Statement of
   Financial Accounting Standard (SFAS) No. 128, "Earnings Per
   Share."

(b)The earnings per share amounts for the prior year and for the first two quarters of fiscal 1998 have been restated to reflect a two-for-one stock split during the third quarter of fiscal 1998.

(c)Includes an after-tax gain of $35.1 million, or $.16 per share from the sale of the company's 50% interest in American Ref-Fuel Company and a gain of $7.6 million, or $.03 per share from a cogeneration project contract settlement.

(d)Includes an after-tax gain of $15.4 million, or $.07 per share from the settlement of a power contract restructuring.

       AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                       CONSOLIDATED INCOME

(In millions, except per share)
------------------------------------------------------------------------------
                            Three Months Ended    Nine Months Ended
                                  30 June              30 June
                               1998    1997        1998        1997
------------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                       $1,225.3  $1,150.3    $3,668.7    $3,424.3
Other income                    10.8        .7         9.2        20.5
------------------------------------------------------------------------------
                             1,236.1   1,151.0     3,677.9     3,444.8
------------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of sales                  708.7     663.4     2,131.3     2,042.4
Selling, distribution and
 administrative                287.4     266.8       834.6       773.0
Research and development        28.7      27.9        82.0        83.1
------------------------------------------------------------------------------

OPERATING INCOME               211.3     192.9       630.0       546.3
Income from equity affiliates,
 net of related expenses        11.0      17.3        24.6        49.5
Gain on Ref Fuel Sale
 and Contract Settlements       28.3        --       103.5         --
Interest expense                42.0      39.4       121.2       121.8
------------------------------------------------------------------------------

INCOME BEFORE TAXES            208.6     170.8       636.9       474.0
Income taxes                    70.5      54.8       217.8       152.1
------------------------------------------------------------------------------

NET INCOME                  $  138.1  $  116.0    $  419.1    $  321.9
------------------------------------------------------------------------------

BASIC EARNINGS PER
COMMON SHARE                $    .64  $    .53    $   1.94    $   1.46
-------------------------------------------------------------------------------

DILUTED EARNINGS PER
COMMON SHARE*               $    .63  $    .52    $   1.89    $   1.43
-------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES (in millions)    214.9     219.8       216.4       220.2
-------------------------------------------------------------------------------

WEIGHTED AVERAGE NUMBER OF
COMMON AND COMMON EQUIVALENT
SHARES (in millions)           219.9     224.6       221.3       224.9
-------------------------------------------------------------------------------

DIVIDENDS DECLARED PER
COMMON SHARE - Cash         $    .17  $    .15    $    .47    $   .425
-------------------------------------------------------------------------------

* Diluted earnings per common share is due mainly to the impact of unexercised stock options.

       AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                   CONSOLIDATED BALANCE SHEETS

(In millions, except per share)
-------------------------------------------------------------------------------
                                               30 June     30 June
                ASSETS                           1998        1997
-------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                            $  110.8    $   70.6
Trade receivables, less allowances for
 doubtful accounts                                852.2       841.6
Inventories                                       424.4       401.4
Contracts in progress, less progress billings      97.3       142.2
Other current assets                              197.8       196.7
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,682.5     1,652.5
-------------------------------------------------------------------------------

INVESTMENTS                                       361.3       590.4

PLANT AND EQUIPMENT, at cost                    9,189.1     8,627.8
 Less - Accumulated depreciation                4,569.5     4,243.1
-------------------------------------------------------------------------------
PLANT AND EQUIPMENT, net                        4,619.6     4,384.7
-------------------------------------------------------------------------------

GOODWILL                                          299.4       253.6
OTHER NONCURRENT ASSETS                           385.5       344.9
-------------------------------------------------------------------------------
TOTAL ASSETS                                   $7,348.3    $7,226.1
===============================================================================

    LIABILITIES AND SHAREHOLDERS' EQUITY
-------------------------------------------------------------------------------

CURRENT LIABILITIES
Payables, trade and other                      $  530.3    $  631.9
Accrued liabilities                               280.3       265.1
Accrued income taxes                               74.5        57.5
Short-term borrowings                             186.7       325.0
Current portion of long-term debt                 130.8        30.6
-------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                       1,202.6     1,310.1
-------------------------------------------------------------------------------

LONG-TERM DEBT                                  2,305.0     2,213.4
DEFERRED INCOME & OTHER NONCURRENT LIABILITIES    524.9       421.2
DEFERRED INCOME TAXES                             688.7       671.5
-------------------------------------------------------------------------------
TOTAL LIABILITIES                               4,721.2     4,616.2
-------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
Common stock, par value $1 per share              249.5       124.7
Capital in excess of par value                    329.4       453.3
Retained earnings                               3,308.3     2,915.7
Unrealized gain on investments                      7.4        15.6
Cumulative translation adjustments               (264.8)     (162.5)
Treasury Stock, at cost                          (577.0)     (293.6)
Shares in trust                                  (425.7)     (443.3)
-------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                      2,627.1     2,609.9
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $7,348.3    $7,226.1
===============================================================================

               AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

In December 1997, the company sold its 50% interest in American Ref-Fuel Company, its former waste-to-energy joint venture with Browning-Ferris Industries, Inc. (BFI), to Duke Energy Power Services and United American Energy Corporation. This transaction provided for the sale of Air Products' interest in American Ref-Fuel's five waste-to-energy facilities for $237 million, and the assumption of various parental support agreements by Duke Energy Capital Corporation, the parent company of Duke Energy Power Services. The income statement for the nine months ended 30 June 1998 includes a gain of $62.6 million from this sale, ($35.1 million after-tax or $.16 per share.) Fiscal 1997 results included equity affiliates' income related to American Ref-Fuel of $21.4 million before taxes of which $2.3, $.8, $9.6 and $8.7 million was included in the first through fourth quarters respectively.

Air Products retained a limited partnership interest in an American Ref-Fuel project that was undergoing a power contract restructuring. The restructuring was completed in June 1998. The three months ending 30 June 1998 includes a gain, net of transaction costs, of $28.3 million ($15.4 million after-tax or $.07 per share.)

The results for the nine months ended 30 June 1998 also include a gain of $12.6 million from a cogeneration project contract settlement($7.6 million after tax or $.03 per share.)

On 6 May 1998, the company's Board of Directors approved a two-for-one stock split. The additional shares were issued on 15 June 1998, to shareholders of record on 15 May 1998. The earnings per share and shares outstanding amounts for the prior year and for the prior two quarters of fiscal 1998 have been restated to reflect the stock split.

The company completed the sale of the landfill gas recovery business, GSF Energy Inc., during the three months ended 31 December 1996. A gain of $9.5 million ($5.9 million after tax, or $.03 per share) was recorded.

During the three months ended 31 December 1996, an impairment loss of $9.3 million ($6.0 million after tax, or $.03 per share) was recorded in the chemicals segment. The write-down was related to production assets in the performance chemicals division and the related goodwill.

                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                          SUMMARY BY BUSINESS SEGMENTS

(In millions)
-------------------------------------------------------------------------------
                         Three Months Ended     Nine Months Ended
                               30 June               30 June
                            1998      1997       1998      1997
-------------------------------------------------------------------------------

Sales:
   Industrial Gases     $  725.9   $  684.8   $2,168.2   $1,970.3
   Chemicals               393.6      366.3    1,152.9    1,071.0
   Equipment/Services      105.8       99.2      347.6      381.8
   Corporate/Other            --         --         --        1.2
-------------------------------------------------------------------------------
      CONSOLIDATED      $1,225.3   $1,150.3   $3,668.7   $3,424.3
-------------------------------------------------------------------------------

Operating Income:
   Industrial Gases     $  135.7   $  140.6   $  427.6   $  384.4
   Chemicals                65.4       59.7      191.4      157.6 (a)
   Equipment/Services       20.4        8.0       50.4       24.1
   Corporate/Other         (10.2)     (15.4)     (39.4)     (19.8)(b)
-------------------------------------------------------------------------------
      CONSOLIDATED      $  211.3   $  192.9   $  630.0   $  546.3
-------------------------------------------------------------------------------

Equity Affiliates' Income:
   Industrial Gases     $    5.1   $    3.5   $    8.3   $   24.0
   Chemicals                 0.1        0.2        0.5        0.4
   Equipment/Services        4.9        3.2       13.2       10.2
   Corporate/Other           0.9       10.4        2.6       14.9 (c)
-------------------------------------------------------------------------------
      CONSOLIDATED      $   11.0   $   17.3   $   24.6   $   49.5
-------------------------------------------------------------------------------

(a) Operating income for the nine month period ended 30 June 1997 includes a $9.3 million impairment loss.

(b) Operating income for the nine month period ended 30 June 1997 includes a pre-tax gain of $9.5 million on the sale of the landfill gas recovery business, and a pre-tax gain of $7.3 million on the sale of 19% of a cost based investment.

(c) Equity affiliates' income for the nine month period ended 30 June 1997 includes a pre-tax charge of $4.8 million from the refinancing of a joint venture bond offering.

        AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                  SUMMARY BY GEOGRAPHIC REGIONS

(In millions)
------------------------------------------------------------------------------
                          Three Months Ended         Nine Months Ended
                               30 June                   30 June
                            1998      1997            1998      1997
------------------------------------------------------------------------------
Sales:
   United States         $  832.1  $  809.4        $2,544.8    $2,407.9
   Europe                   331.4     288.7           946.5       879.6
   Canada/Latin America      55.3      45.4           159.0       123.6
   Other                      6.5       6.8            18.4        13.2
------------------------------------------------------------------------------
      CONSOLIDATED       $1,225.3  $1,150.3        $3,668.7    $3,424.3
------------------------------------------------------------------------------

Operating Income:
   United States         $  157.7  $  142.8        $  485.9    $  427.4
   Europe                    49.8      45.2           135.6       104.8
   Canada/Latin America       4.2       4.9            11.2        14.5
   Other                     (0.4)       --            (2.7)       (0.4)
------------------------------------------------------------------------------
      CONSOLIDATED       $  211.3  $  192.9        $  630.0    $  546.3
------------------------------------------------------------------------------

Equity Affiliates' Income:
   United States         $    5.5  $   13.2        $   15.2    $   24.2
   Europe                     2.6       2.3             7.6        11.3
   Canada/Latin America       3.0       2.5             8.6         7.9
   Other                     (0.1)     (0.7)           (6.8)        6.1
------------------------------------------------------------------------------
      CONSOLIDATED       $   11.0  $   17.3        $   24.6    $   49.5
------------------------------------------------------------------------------

For the nine months ended 30 June 1997, operating income of the United States includes a gain of $9.5 million from the sale of the landfill gas recovery business and operating income of Europe includes an impairment loss of $9.3 million.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Air Products and Chemicals, Inc.
                                       --------------------------------
                                       (Registrant)




Dated: 23 July 1998                  By:      /s/ Leo J. Daley
                                        --------------------------------
                                        Leo J. Daley
                                        Vice President - Finance and
                                        Treasurer
                                        (Chief Financial Officer)